Investor Presentation NOVEMBER 15, 2021 l (NYSE American: INFU) Enabling Continuity of Care for Patients, From the Clinic to Their Home

Forward-Looking Statements / Non-GAAP Measures Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, our share repurchase program and capital allocation strategy, future operating or financial performance and guidance. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the uncertain impact of the COVID-19 pandemic, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law. Non-GAAP Measures This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company’s management, investors and other interested parties about the Company’s operating performance because they allow them to understand and compare the Company’s operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring or non-core items that are not part of the normal course of business and that the Company’s management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation. 2

Investment Highlights Enterprise Value* $372M Market Cap* $341M Shares Out 20.6M 2020 Revenue $97.4M, Up 20% y/y 2021 Revenue Guidance $107M–$110M Providing best-in-class durable medical equipment and patient services facilitating clinic-to-home care $10B U.S. and Canada Home DME market; growth driven by medical innovation, an aging population, need to manage health care costs and increased patient comfort Gaining market share by delivering “the last-mile solution” for health care providers, DME manufacturers, patients and health plans Double-digit growth through two proven business platforms: Durable Medical Equipment (DME) and Integrated Therapy Services (ITS) Strategy to continue leveraging DME and ITS platforms by entering new multibillion-dollar therapy markets *Market data as of November 10, 2021 3

*Source: U.S. News & World Report, Best Hospitals, July 2021 Focus, Scale and Experience 4 A leading provider of equipment and services with a 100K+ device fleet in the U.S. and Canada 35-year history, perfected model in Oncology and now expanding into multiple therapies Seven major service areas in the U.S. and Canada nearly 400 employees National scale, serving 15 out of 20 top hospitals nationwide* Third-party payer contracts covering nearly 95% of the U.S. population, providing solutions to 6,500+ sites of care Infrastructure and services are device agnostic and scalable to support multiple therapies High ROI on capital investments; we purchase equipment only when new business is being onboarded, our sales force is highly scalable and we have no R&D expense

Two Proven Business Platforms Growth Driven by Market Share Gains and New Therapy Opportunities DME $36.3M (37%) SALES BY SEGMENT Total 2020 Revenue: $97.4 million ITS $61.1M (63%) INTEGRATED THERAPY SERVICES (ITS) Facilitate outpatient care for patients requiring therapy utilizing durable medical equipment DURABLE MEDICAL EQUIPMENT (DME) SUPPORT SERVICES Equipment and consumable sales/lease to hospitals, clinics and home infusion providers 5

Well-Diversified & Strategic Payer Relationships Percentage of Cash Collected by Payer 2020 Uninsured: 0.3% 6,500+ Direct Pay Hospital and Alternate Site Customers Hospital/Alternate Site Direct Pay: 47.7% Medicaid: 1.3% Commercial Payer: 50.7% No Single Payer Greater Than 11.0% 6

Medical Device Sale/Lease to Hospitals & Clinics Source Devices Supply Consumables to Hospitals & Clinics Device Repair & Maintenance DME Platform Traditional Medical Distribution, Lower-Margin, High-Turn Model • Pump rentals and VAR sales (new devices) Broker/trader sales (used devices) • Biomedical service and repair Direct payer model: INFU is paid directly by the hospital/clinic/home care provider Direct Payer Model 7

Clinical Support/Case Management Device Logistics Medical Device Revenue Cycle Management Device Repair & Maintenance ITS Platform Unique and Scalable, High-Margin, High-Service Model Supply medical equipment and proprietary consumables for outpatient care Hospital, clinician and patient customer service Third-party payer model: INFU is paid by the patient’s medical insurance provider Third-Party Payer Model 8

Competitive Advantages Significant Barriers to Entry Based on Unique Focus, National Scale and Established Payer Network Patient Wellness Patient Safety InfuSystem Online Resource is the only patient resource facilitating two-way patient and clinical team communication to maintain peace of mind. Scalability Over 6,500 customers – complete coverage of the U.S. and Canada including seven service facilities. Clinical Care InfuSystem 24/7 Nursing Team provides continuous patient support to minimize risk and improve outcomes. Our workflow solutions for clinicians encourage best practice standards. Payer Contracts Participating in-network provider with over 750 health insurance plans covering 95% of the U.S. population.Quality & Compliance ISO 9001 certified and ISO 13485 certified at select sites – see below.* CHAP Accredited. Biomedical Services World-class biomedical services group providing on-site and depot preventative maintenance, repair and warranty service and physical inventory management. Centralized Billing Solution Dedicated revenue cycle management team of experts. “The patient is at the center of everything we do.” * 9

Growth Strategy Adding New High-Margin Therapy Segments & Biomedical Services Oncology Evaluation Go-to-Market Strategy Launch Growth/Traction Established Highly scalable infrastructure Currently evaluating multiple therapies through partnership and acquisition with multibillion-dollar TAM Leverage recognized core competencies to gain and sustain therapy leadership $97.4 million 2020 revenue Over $900 million current realizable opportunities Potential future therapy segments Pain Management Negative Pressure Wound Therapy Future Therapies Biomedical Services 10 Lymphedema Therapy

Highly Scalable Existing Infrastructure Offices and Logistics • Full Coverage of the U.S. and Canada (MI, KS, CA, MA, TX, Ontario) Sales and Marketing • Territories with overlapping coverage and incentive for new therapies • Staffing efficiencies to service multiple therapies Revenue Cycle Team/ Case Management • Automated systems and greatly improved productivity • Existing payer relationships are a key competitive advantage 35 Years of Experience, Know-How and Reputation for Excellence • Critical mass with focus on best-in-class services • Device- and therapy-agnostic logistics, service, billing model • Device manufacturer relationships offer future opportunities Oncology Pain Management NPWT Lymphedema Future Therapies Foundation Built In Oncology: Leveraged It Multiple Times (Pain, NPWT, Lymphedema) 11

Opportunity: Oncology Home Treatment • Large capital expense for clinics in addition to maintenance and nightly triage • Reduced staff available to help patients with infusion pump questions and billing Solution: Outpatient Treatment • Infusion devices fleet, inventoried and ready for distribution • Patient maintains quality of life (work, events, family, rest in their own home) • Clinics maintain control of patient care and medication • Increased patient satisfaction Delivery: InfuSystem ITS • Oncology market leader with over 2,100 sites of care • Changed paradigm of care for patients, providers and payers • Mitigates risk, management and maintenance of infusion pumps • Reduces clinician and staff workload to allow greater focus on patient care • Manages medical billing and reimbursement process • Case managers provide pump education, billing assistance and additional 24/7 care ITS Model: Platform Proven in Oncology InfuSystem ITS Value Proposition 12

Third Quarter Financial Results Net Revenue Net Income AEBITDA Op Cash Flow 2021 2020 2021 2020 2021 2020 2021 2020 $26.6M $25.1M $5.5M $7.6M $5.8M $8.4M (1) See Appendix A. $(0.4)M $2.9M 13 (1)

Nine Months Ended Financial Results Net Revenue Net Income AEBITDA Op Cash Flow 2021 2020 2021 2020 2021 2020 2021 2020 $75.9M $72.7M $17.5M $20.1M $14.6M $12.7M (1) See Appendix A. $1.0M $6.7M 14 (1)

Full Year Financial Results Net Revenue Net Income AEBITDA Op Cash Flow 2020 2019 2020 2019 2020 2019 2020 2019 $97.4M $81.1M $17.3M $1.4M $26.4M $18.4M $20.3M $13.9M (1) See Appendix A. 15 (1)

2017A 2018A 2019A 2020A 2021E $0 $20 $40 $60 $80 $100 $120 $ $5 $10 $15 $20 $25 $30 Notes: 1. 2017 consolidated revenues have been adjusted to reflect the effect of the adoption of ASC 606 in 2018. 2. See Appendix A. Revenue ($ M illions) Financial Trend & Current 2021 Guidance Annual Net Revenue Annual AEBITDA Q3 YTD Net Revenue Q3 YTD AEBITDA A EBITD A ($ M illions) 16 Net Revenues(1) & AEBITDA(2) $65.5 $67.1 $81.1 $97.4 $107.0 – $110.0 $26.4 $27.0 – $28.0 $18.4 $13.8 $11.6 $20.1 $17.5 $72.7 $75.9

Financial Trend & Current Targets Annual Cash Flows From Operations Annual % of Pro Forma Net Revenue Q3 YTD Cash Flows From Operations 17 2017A 2018A 2019A 2020A 2021E $0.0 $1.5 $3.0 $4.5 $6.0 $7.5 $9.0 $10.5 $12.0 $13.5 $15.0 $16.5 $18.0 $19.5 $21.0 $22.5 $24.0 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% ($ M illions) % of N et Revenue Cash Flows From Operations $12.7 $14.6 $11.4 $7.7 $13.9 $20.3 $19.0 – $22.0

Recent Accomplishments Launched Lymphedema Therapy in ITS platform via joint agreement with Bio Compression Systems, Inc. — June 2021 Raised annual revenue, adjusted EBITDA and operating cash flow targets — November 2020 Strong execution despite external forces and conditions; particularly the pandemic — 2020 Proactive patient engagement initiative launched to improve revenue cycle management — Q1 2020 Entered negative pressure wound therapy market with partner Cardinal Health — February 2020 Acquisition and integration of two biomedical services companies; enabling entry into acute care service market — Early 2021 18 Executed new agreement to exclusively provide InfuBLOCK® Pain Management Therapy services to leading U.S. health care provider — November 2021

Corporate Priorities Continue steady growth in Oncology business with new customers and treatments Expand Pain Management and NPWT market share Announce new contracts with health plans and health care systems Enter into new partnerships to develop additional ITS therapy markets Continue to drive improved operational efficiencies and margin expansion Begin onboarding new customers for new Lymphedema Therapy in 2022 – 2023 19

Executive Team Seasoned Industry Experience, Including: Pharmaceutical, Health Care, Life Sciences, Medical Device, Automotive OEM, Public Accounting, Military, Retail, Consumer Brands, Digital Advertising, Consulting & High-Tech Jeannine Lombardi Sheehan – Executive Vice President & Chief Administrative Officer Joined InfuSystem: 2019 Tom Ruiz – Executive Vice President & Chief Commercial Officer Joined InfuSystem: 2010 Barry Steele – Executive Vice President & Chief Financial Officer Joined InfuSystem: 2020 Richard DiIorio Chief Executive Officer & Director Joined InfuSystem: 2004 20 Carrie Lachance, BSN, RN, CRNI – President & Chief Operating Officer Joined InfuSystem: 2010

Summary Two proven platforms that enable the delivery of patient care from the clinic into the home, driving double-digit revenue, cash flow growth and accelerating profit Market opportunities driven by rising health care costs, an aging population, medical innovation, patient satisfaction and other factors Gaining share in a growing market by providing best-in-class products, talent and patient services Sustainable competitive advantages by serving multiple stakeholders on a national scale Strategy to add new therapies utilizing existing platforms and leveraging current infrastructure 21

Questions & Answers 22

Appendix A GAAP to NON-GAAP Reconciliation (1) Amounts represent a non-cash expense recorded as a reserve for missing medical equipment and is being added back due to its similarity to depreciation. Amounts for the prior period, which were not previously included in the calculation of adjusted EBITDA, have been included for comparability. NET INCOME (LOSS) TO ADJUSTED EBITDA: Twelve Months Ended December 31, Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2017 2018 2019 2020 2020 2021 2020 2021 GAAP net (loss) income $ (20,707) $ (1,095) $ 1,361 $ 17,332 $ 2,940 $ (448) $ 6,662 $ 1,033 Adjustments: Interest expense 1,332 1,420 1,904 1,255 283 270 1,018 909 Income tax (benefit) provision 15,450 53 163 (9,789) 38 (217) 92 (874) Depreciation 6,963 6,659 7,940 9,740 2,485 2,615 7,267 7,705 Asset impairment 993 — — — — — — — Amortization 5,560 4,649 4,402 4,285 1,075 1,125 3,225 3,264 Non-GAAP EBITDA $ 9,591 $ 11,686 $ 15,770 $ 22,823 $ 6,821 $ 3,345 $ 18,264 $ 12,037 Stock compensation costs 682 957 997 2,610 659 1,955 1,222 4,962 Medical equipment reserve (1) (69) 48 218 178 12 68 64 482 ASC 842 accounting principle change — — 252 — — — — — Office move expenses — — 258 17 — — 17 — Acquisition costs — — — — — 7 — 154 SOX readiness costs — — — — — 68 — 86 Restatement costs 28 — — — — — — — Early termination fees for capital leases 292 98 190 — — — — — Exited facility costs — 44 — — — — — — Management reorganization/transition costs 737 250 76 521 10 6 471 34 Fees to integrate business of other provider — — 163 — — — — — Contested proxy and other shareholder costs 200 251 23 30 — — 30 — Certain other non-recurring costs 160 476 491 220 53 46 57 (221) Non-GAAP Adjusted EBITDA $ 11,621 $ 13,810 $ 18,438 $ 26,399 $ 7,555 $ 5,495 $ 20,125 $ 17,534 23

(1) Calculated as the cash plus borrowing availability under revolving bank loans. Appendix B Select Balance Sheet Data (In Thousands) December 31, 2019 December 31, 2020 September 30, 2021 Cash and Cash Equivalents $ 2,647 $ 9,648 $ 165 Available Liquidity (1) $ 12,497 $ 20,436 $ 43,561 Working Capital, Less Cash & Current Debt $ 2,893 $ 6,549 $ 7,552 Medical Equipment, Net $ 33,225 $ 35,611 $ 36,431 Total Assets $ 79,224 $ 96,991 $ 94,786 Total Debt $ 38,377 $ 38,801 $ 30,895 Total Liabilities $ 56,890 $ 56,239 $ 48,331 Total Stockholders’ Equity $ 22,334 $ 40,752 $ 46,455 Outstanding Shares 19,882 20,298 20,607 24